                   Chase Manhattan Auto Owner Trust 1997-A
                       Statement to Certificateholders
                                April 15, 1999


                                             DISTRIBUTION IN DOLLARS
             ORIGINAL          PRIOR                                                   REALIZED DEFERRED     CURRENT
               FACE          PRINCIPAL                                                                      PRINCIPAL
  CLASS       VALUE           BALANCE        INTEREST     PRINCIPAL        TOTAL       LOSSES   INTEREST     BALANCE

   A1      250,000,000.00            0.00          0.00           0.00           0.00     0.00    0.00             0.00
   A2      365,000,000.00            0.00          0.00           0.00           0.00     0.00    0.00             0.00
   A3      270,000,000.00  173,306,501.06    902,638.03  26,229,828.14  27,132,466.17     0.00    0.00   147,076,672.92
   A4      165,000,000.00  165,000,000.00    880,000.00           0.00     880,000.00     0.00    0.00   165,000,000.00
   A5       85,500,000.00   85,500,000.00    463,125.00           0.00     463,125.00     0.00    0.00    85,500,000.00
   B1       35,153,718.13   35,153,718.13    194,810.19           0.00     194,810.19     0.00    0.00    35,153,718.13
 TOTALS  1,170,653,718.13  458,960,219.19  2,440,573.22  26,229,828.14  28,670,401.36     0.00    0.00   432,730,391.05


                                                                                                    PASS-THROUGH
          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                 RATES
              PRIOR                                             CURRENT                                      CURRENT
            PRINCIPAL                                          PRINCIPAL                             CLASS  PASS-THRU
 CLASS        FACTOR      INTEREST PRINCIPAL       TOTAL        FACTOR                                         RATE

   A1         0.0000000   0.000000   0.000000     0.000000       0.0000000                            A1    5.545000 %
   A2         0.0000000   0.000000   0.000000     0.000000       0.0000000                            A2    5.950000 %
   A3       641.8759299   3.3431049  7.147512   100.490615     544.7284182                            A3    6.250000 %
   A4     1,000.0000000   5.333333   0.000000     5.333333   1,000.0000000                            A4    6.400000 %
   A5     1,000.0000000   5.416667   0.000000     5.416667   1,000.0000000                            A5    6.500000 %
   B1     1,000.0000000   5.541667   0.000000     5.541667   1,000.0000000                            B1    6.650000 %
 TOTALS     392.0546376   2.0847952  2.406137    24.490933     369.6485001



          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Kimberly Costa
            The Chase Manhattan Bank - Structured Finance Services
                        450 W. 33rd Street, 14th Floor,
                           New York, New York 10001
                              Tel: (212) 946-3247
                       Email: kimberly.k.costa@chase.com

 [Image]       (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                    Chase Manhattan Auto Owner Trust 1997-A
                                April 15, 1999
                        STATEMENT TO CERTIFICATEHOLDERS

                                                 Due Period                   25

                                   Due Period Beginning Date            03/01/99

                                       Due Period End Date              03/31/99

                                        Determination Date              04/09/99



 Section 5.8(iii)                         Servicing Fee                       382,466.85

 SectFion 5.8(iii)              Servicing Fee per $1000                         0.326712

 Section 5.8(iv)                    Administration Fee                          1,000.00

 Section 5.8(iv)             Administration Fee per $1000                       0.000854

 Section 5.8(vi)    Pool Balance at the end of the Collection Period      432,730,391.05

 Section 5.8(vii)           Repurchase Amounts for Repurchased Receivable

                                                By Seller                           0.00

                                             By Servicer                      117,359.16

                                                        TOTAL                 117,359.16

 Section 5.8(viii)    Realized Net Losses for Collection Period               280,370.13

 Section 5.8(ix)      Reserve Account Balance after Disbursement           12,981,911.73

 Section 5.8(x)           Specified Reserve Account Balance                12,981,911.73

 Section 5.8(xi)              Total Distribution Amount                    29,623,646.97

                                          Servicing Fee                       382,466.85

                                    Administration Fee                          1,000.00

                           Noteholders Distribution Amount                 28,475,591.17

                        Certficateholders Distribution Amount                 194,810.19

                              Deposit to Reserve Account                      569,778.77



[Image]                          (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                    Chase Manhattan Auto Owner Trust 1997-A
                                April 15, 1999

                            MONTHLY SERVICER REPORT

 I. Avaliable Amount in the Collection Account

                                     A.Credits

                   1. Payments from Obligors Applied to Collection Period

                                         a. Principal Payments             25,732,150.83

                                     b. Other Interest Payments             3,659,696.74

                                                        c. Total           29,391,847.57

                       2. Proceeds from Repurchased Receivables

                                  a. Principal Before Cutoff Date                   0.00

                                   b. Interest Before Cutoff Date                   0.00

                                         c. Principal Payments                112,540.35

                                        d. Recovery of Advance                  4,105.69

                                     e. Other Interest Payments                   713.12

                                                        f. Total              117,359.16

                         3. Reversal from Defaulted Contracts                       0.00

                         4. Recovery of Defaulted Receivables                 114,440.24

                       5. Advance Recoveries Before Cutoff Date

                                                   a. Principal                     0.00

                                                    b. Interest                     0.00

                                                        c. Total                    0.00

                                     6. Net Adjustments                             0.00

                           7. Reserve Fund Transfer Amount                          0.00

                             8. Overpayment From Obligors                           0.00

                                       9. Total Credits                    29,623,646.97

                                     B. Debits

                            1. Overpayments From Obligors                           0.00

                   2. Advance Recovery Amount Before Cutoff Data to Seller

                                                   a. Principal                     0.00


                                                   b. Interest.                     0.00

                                                        c. Total                    0.00

                          3. Reversal of Defaulted Contracts                        0.00

                                        4. Total Debits                             0.00

               C. Total Available Amount (Lines A-B)                       29,623,646.97



[Image]                          (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Auto Owner Trust 1997-A
                                 April 15, 1999

                            MONTHLY SERVICER REPORT

 II. Liquidation Proceeds on Defaulted Receivables for the
 Collection Period


                                        A. Principal                  385,136.96

                                         B. Interest                   17,822.70

                                              C. Total                402,959.66

 III. Disbursements from Collection Account

               A. Avalaible Distribution Amount

                        1. Available Distribution Amount           29,623,646.97

                       2. Reserve Account Transfer Amount                   0.00

                          3. Total Distribution Amount             29,623,646.97

                   B. Monthly Servicing Fee                           382,466.85

                C. Monthly Administration Fee                           1,000.00

             D. Noteholders Interest Distributable Amount           2,245,763.03

           E. Certificateholders Interest Distributable Amount        194,810.19

            F. Noteholders Principal Distributable Amount          26,229,828.14

          G. Certificateholders Principal Distributable Amount              0.00

                H. Deposit to Reserve Account                         569,778.77

 IV. Monthly Disbursements

                    A. Pool Servicing Fee

                             a. Monthly Servicing Fee                 382,466.85

                         b. Unpaid Monthly Servicing Fee                    0.00

                                              c. Total                382,466.85

                    B. Administrative Fee

                          a. Monthly Administration Fee                 1,000.00

                      b. Unpaid Monthly Administration Fee                  0.00

                                              c. Total                  1,000.00

            C. Noteholders' Interest Distributable Amount

                           Class A-1 Monthly Interest                       0.00

                          Class A-1 Carryover Shortfall                     0.00

                                    Class A-1 Total                         0.00

                           Class A-2 Monthly Interest                       0.00

                          Class A-2 Carryover Shortfall                     0.00

                                    Class A-2 Total                         0.00



[Image]                          (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                     Chase Manhattan Auto Owner Trust 1997-A
                                  April 15, 1999
                            MONTHLY SERVICER REPORT


                           Class A-3 Monthly Interest                  902,638.03

                          Class A-3 Carryover Shortfall                      0.00

                                    Class A-3 Total                    902,638.03

                           Class A-4 Monthly Interest                  880,000.00

                          Class A-4 Carryover Shortfall                      0.00

                                    Class A-4 Total                    880,000.00

                           Class A-5 Monthly Interest                  463,125.00

                          Class A-5 Carryover Shortfall                      0.00

                                    Class A-5 Total                    463,125.00

                        Total for Notes Monthly Interest             2,245,763.03

                       Total for Notes Carryover Shortfall                   0.00

                               Total for Notes Total                 2,245,763.03

          D. Certificateholders' Interest Distributable Amount

                           Class B-1 Monthly Interest                  194,810.19

                          Class B-1 Carryover Shortfall                      0.00

                                    Class B-1 Total                    194,810.19

                     Total for Certificates Monthly Interest           194,810.19

                    Total for Certificates Carryover Shortfall               0.00

                          Total for Certificates Total                 194,810.19

                           Class A-1 Monthly Principal                       0.00

                          Class A-1 Carryover Shortfall                      0.00

                                    Class A-1 Total                          0.00

                           Class A-2 Monthly Principal                       0.00

                          Class A-2 Carryover Shortfall                      0.00

                                    Class A-2 Total                          0.00

                           Class A-3 Monthly Principal              26,229,828.14

                          Class A-3 Carryover Shortfall                      0.00

                                    Class A-3 Total                 26,229,828.14

                           Class A-4 Monthly Principal                       0.00

                          Class A-4 Carryover Shortfall                      0.00

                                    Class A-4 Total                          0.00

                           Class A-5 Monthly Principal                       0.00

                          Class A-5 Carryover Shortfall                      0.00

                                    Class A-5 Total                          0.00

                        Total for Notes Monthly Principal           26,229,828.14

                       Total for Notes Carryover Shortfall                   0.00

                               Total for Notes Total                26,229,828.14

[Image]                           (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


                     Chase Manhattan Auto Owner Trust 1997-A
                                  April 15, 1999
                            MONTHLY SERVICER REPORT


          F. Certificateholders' Principal Distributable Amout

                          Class B-1 Monthly Principal                        0.00

                         Class B-1 Carryover Shortfall                       0.00

                                    Class B-1 Total                          0.00

                     Total for Certificates Monthly Principal                0.00

                    Total for Certificates Carryover Shortfall               0.00

                          Total for Certificates Total                       0.00

                                Total Disbursements                 29,053,868.20

 V. Payment Deficiency Amount

              A. Scheduled Monthly Disbursements                    29,053,868.20

               B. Available Distribution Amount                     29,623,646.97

                 C. Payment Deficiency Amount                                0.00

 VI. Reserve Account Transfer Amount
                 A. Available Reserve Amount                        13,768,806.58

                 B. Payment Deficiency Amount                                0.00

                 C. Withdrawal for Write-Off                                 0.00

          D. Reserve Account Withdrawal (MIN: Lines A and (B+C))             0.00

 VII. Pool Balance Reduction Allocation for Collection Period
                  A. Beginning Pool Balance                        458,960,219.19

                  B. Pool Balance Reduction

                              1. Avalaible Principal

                                     a. Principal Payments          25,732,150.83

                               b. From Repurchased Receivables         112,540.35

                                                   c. Total         25,844,691.18

                         2. From Defaulted Receivables                 385,136.96

                        3. Total Pool Balance Reduction             26,229,828.14

                    C. Ending Pool Balance                         432,730,391.05

                        2. Monthly Principal Allocation

                                                   a. Notes         26,229,828.14

                                          b. Certificates                    0.00



[Image]                          (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                 Chase Manhattan Auto Owner Trust 1997-A
                                              April 15, 1999
                            MONTHLY SERVICER REPORT

 VIII. Delinquency and Defaults

                                    Group 1

                         Period          Number Delinquency     Principal
                                                Amount          Balance
                         30-59 days      831    549,245.36      8,576,379.54
                         60-89 days      174    174,046.71      1,904,065.84
                         90-119 days     84     119,734.85      916,697.94
                         120+149 days    59     109,164.93      673,399.40
                         150+179 days    30     75,173.16       378,161.45
                         180+209 days    27     80,772.71       374,214.21
                         210+239 days    9      27,191.92       106,259.40
                         240+Days
                         Delinquent      0      0.00            0.00
                         Total           1214   1,135,329.64    12,929,177.78



              B. Principal amount of loans in defaulted receivables                            385,136.96

                        C. Delinquency Percentage

                      1. Outstanding principal balance for deliquency >= 60 days             4,352,798.24

                                 2. Pool Principal Ending Balance                          432,730,391.05

                                      3. Delinquency Percentage                                1.005892 %

 IX. Pool Delinquency Percentages
               A. Delinquency Percentage for 2nd previous period                               1.178322 %

                B. Delinquency Percentage for previous period                                  1.169676 %

                C. Delinquency Percentage for current period                                   1.005892 %

                    D. Average Deliquency Percentage                                           1.117963 %

 X. Portfolio Loss Ratios
                 A. Net Loss Ratio for 2nd previous period                                     1.211794 %

                  B. Net Loss Ratio for previous period                                        0.936898 %

                          1. Principal Balance of Defaulted Receivables                        385,136.96

                         2. Principal Recoveries on Defaulted Receivables                      104,766.83

                          3. Average Pool Balance for Collection Period                    445,845,305.12

                         4. Net Loss Ratio for Current Period(12*(1-2)/3)                      0.754621 %

                 D. Average Net Loss Ratio ((A+B+C) / 3)                                       0.967771 %

 XI. Specified Reserve Account Balance
               A. Calculation for Reserve Account Floor Amount

                                     1. Guaranteed Floor Amount                              8,779,902.89

                                       2. Possible Floor Amount

                           a. Principal Balance at the Beginning of Next Collection Period 432,730,391.05



[Image]                          (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                    Chase Manhattan Auto Owner Trust 1997-A
                                April 15, 1999
                            MONTHLY SERVICER REPORT

                           b. Cumulative Monthly Interest through Final Distribution Data
 Class A-1 Balance                                                                                  0.00
 Class A-1 Interest Rate                                                                            5.55
 Class A-1 Service Rate                                                                             0.01
 Class A-1 Term                                                                                     0.00
 Class A-1 Interest                                                                                 0.00
 Class A-1 Service Fee                                                                              0.00
 Class A-1 Total                                                                                    0.00

 Class A-2 Balance                                                                                  0.00
 Class A-2 Interest Rate                                                                            5.95
 Class A-2 Service Rate                                                                             0.01
 Class A-2 Term                                                                                     6.00
 Class A-2 Interest                                                                                 0.00
 Class A-2 Service Fee                                                                              0.00
 Class A-2 Total                                                                                    0.00

 Class A-3 Balance                                                                        147,076,672.92
 Class A-3 Interest Rate                                                                            6.25
 Class A-3 Service Rate                                                                             0.01
 Class A-3 Term                                                                                    19.00
 Class A-3 Interest                                                                        14,554,462.42
 Class A-3 Service Fee                                                                      2,328,713.99
 Class A-3 Total                                                                           16,883,176.41

 Class A-4 Balance                                                                        165,000,000.00
 Class A-4 Interest Rate                                                                            6.40
 Class A-4 Service Rate                                                                             0.01
 Class A-4 Term                                                                                    27.00
 Class A-4 Interest                                                                        23,760,000.00
 Class A-4 Service Fee                                                                      3,712,500.00
 Class A-4 Total                                                                           27,472,500.00

 Class A-5 Balance                                                                         85,500,000.00
 Class A-5 Interest Rate                                                                            6.50
 Class A-5 Service Rate                                                                             0.01
 Class A-5 Term                                                                                    32.00
 Class A-5 Interest                                                                        14,820,000.00
 Class A-5 Service Fee                                                                      2,280,000.00
 Class A-5 Total                                                                           17,100,000.00



[Image]                         (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                    Chase Manhattan Auto Owner Trust 1997-A
                                April 15, 1999
                            MONTHLY SERVICER REPORT


 Class B-1 Balance                                                                                35,153,718.13
 Class B-1 Interest Rate                                                                                   6.65
 Class B-1 Service Rate                                                                                    0.01
 Class B-1 Term                                                                                           53.00
 Class B-1 Interest                                                                               10,324,939.96
 Class B-1 Service Fee                                                                             1,552,622.55
 Class B-1 Total                                                                                  11,877,562.51

                           c. Possible Floor Amount equals Pool Balance + Interest + Service Fee 506,063,629.98

                                                                    (Lines a+b)

                           3. Reserve Account Floor (Minimum Lines 1 and 2)                        7,477,041.34

                     B. Possible Reserve Account Amount

                               1. Reserve Account Trigger Percentages

                                           a. Average Delinquency Percentage                         1.117963 %

                                      b. Average Delinquency Percentage Trigger                      1.250000 %

                                                      c. Average Loss Ratio                          0.967771 %

                                              d. Average Loss Ratio Trigger                          1.250000 %

                                   e. Maximum Reserve Account Percentage Specified                   6.000000 %

                                   f. Minimum Reserve Account Percentage specified                   3.000000 %

                                         g. Reserve Account Percentage Applied                       3.000000 %

                                        2. Pool Principal Balance                                432,730,391.05

                                 3. Possible Reserve Account Amount                               12,981,911.73

              C. Specified Reserve Account Balance (Max: Lines A and B)                           12,981,911.73

 XII. Reserve Account
            A. Reserve Account Balance After Disbursement from Previous Period

                     1. Reserve Account Balance After Disbursement from Previous Period           13,768,806.58

                                 2. Reserve Account Transfer Amount                                        0.00

                                           3. Investment Earnings                                     57,755.00

                           4. Deposit to Reserve Account After Disbursement                          569,778.77

                                          5. Amount After Deposit                                 14,396,340.35

                    B. Specified Reserve Account Balance                                          12,981,911.73

              C. Available Reserve Account Amount (Min: Lines A and B)                            12,981,911.73

                          1. Excess in Reserve Acct: Max(LinesA.5 - B and 0)                       1,414,428.61

                  D. Excess Amount to Seller 99% Lines A-B)                                        1,414,428.61

 XIII. Weighted Average Coupon as of Current Period                                                    9.246621

 XIV. Weighted Average Maturity as of Current Period                                                  31.366887



[Image]                          (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION